EXHIBIT 24(b)10(b)

                               POWERS OF ATTORNEY

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Sal H. Alfiero
                                           -------------------------------------
                                                       Sal H. Alfiero

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
--------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
--------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of February, 2007.

                                           /s/ Jean S. Blackwell
                                           -------------------------------------
                                                     Jean S. Blackwell

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Martin N. Baily
                                           -------------------------------------
                                                      Martin N. Baily

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Peter C. Browning
                                           -------------------------------------
                                                     Peter C. Browning

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Arthur P. Byrne
                                           -------------------------------------
                                                               Arthur P. Byrne

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Sanford Cloud, Jr.
                                           -------------------------------------
                                                     Sanford Cloud, Jr.

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Gordon J. Davis
                                           -------------------------------------
                                                      Gordon J. Davis

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Ann Maynard Gray
                                           -------------------------------------
                                                               Ann Maynard Gray

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ John E. Haire
                                           -------------------------------------
                                                      John E. Haire

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Jerry J. Jasinowski
                                           -------------------------------------
                                                    Jerry J. Jasinowski

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Thomas S. Johnson
                                           -------------------------------------
                                                    Thomas S. Johnson

                                           POWER OF ATTORNEY

---------------------------------------------------------------------------------------------------------
o  Big Edge                                o  Templeton Investment Plus                    002-78020
o  The Big Edge Plus(R)                    o  The Phoenix Edge(R) - VA for NY
o  Group Strategic Edge(R)                 o  Phoenix Spectrum Edge(SM) (Maine & NY)
o  The Big Edge Choice(R) for NY
---------------------------------------------------------------------------------------------------------
o  Retirement Planner's Edge (Maine & NY)                                                  333-31320
o  Freedom Edge(SM) (Maine & NY)
---------------------------------------------------------------------------------------------------------
o  Phoenix Income Choice(R) (Maine & NY)                                                   333-47862
---------------------------------------------------------------------------------------------------------
o  Phoenix Investor's Edge(R) (Maine & NY)                                                 333-68872
---------------------------------------------------------------------------------------------------------
o  Phoenix Asset Manager                                                                   333-82916
---------------------------------------------------------------------------------------------------------
o  Phoenix Dimensions(R)                                                                   333-123035
---------------------------------------------------------------------------------------------------------
o  The Phoenix Edge(R)                     o  The Phoenix Edge(R) - SPVL                   033-06793
---------------------------------------------------------------------------------------------------------
o  Flex Edge Success(R)                    o  Flex Edge                                    033-23251
o  Joint Edge(R)                           o  Individual Edge(R)
---------------------------------------------------------------------------------------------------------
o  Estate Edge(R)                                                                          333-23171
o  Estate Strategies (developed exclusively for NFP Securities, Inc.)
---------------------------------------------------------------------------------------------------------
o  Corporate Edge                                                                          333-86921
o  Executive Benefit VUL (developed for Clark Bardes)
o  Phoenix Executive VUL
---------------------------------------------------------------------------------------------------------
o  Phoenix Express VUL(R)                                                                  333-119919
o  Phoenix Express VUL(R) with GMWB
---------------------------------------------------------------------------------------------------------

         The undersigned, being a director of PHOENIX LIFE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 8th day of February, 2007.

                                           /s/ Dona D. Young
                                           -------------------------------------
                                                       Dona D. Young